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                                                                    Exhibit 10.1

                               HMN FINANCIAL, INC.
                             2001 OMNIBUS STOCK PLAN

                        INCENTIVE STOCK OPTION AGREEMENT

Full Name of Optionee:

No. of Shares Covered:                               Date of Grant:

Exercise Price Per Share:                            Expiration Date:

Exercise Schedule pursuant to Section 4:

                                         No. of Shares as to Which Option
         Date of Vesting                        Becomes Exercisable

This is an INCENTIVE STOCK OPTION AGREEMENT (this "Agreement") between HMN Financial, Inc., a Delaware corporation (the "Company"), and the optionee identified above (the "Optionee") effective as of the date of grant specified above.

                                    RECITALS

      WHEREAS, the Company maintains the HMN Financial, Inc. 2001 Omnibus Stock Plan (the "Plan");

      WHEREAS, the Board of Directors of the Company has appointed the Compensation Committee (the "Committee") with the authority to determine the awards to be granted under the Plan; and

      WHEREAS, the Committee or its designee has determined that the Optionee is eligible to receive an award under the Plan in the form of a Incentive Stock Option (the "Option") and has set the terms thereof;

      NOW, THEREFORE, the Company hereby grants this Option to the Optionee under the terms set by the Committee as follows:

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                                     TERMS*

1. GRANT. Subject to the terms of the Plan, the Optionee is granted this Option to purchase the number of Shares specified at the beginning of this Agreement on the terms set forth herein.

2. EXERCISE PRICE. The price to the Optionee of each Share subject to this Option is the exercise price specified at the beginning of this Agreement.

3. INCENTIVE STOCK OPTION. This Option is intended to be an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

4. EXERCISE SCHEDULE. Subject to the terms of the Plan and Section 8 of this Agreement, the Option shall become exercisable as to the number of Shares and on the dates specified in the exercise schedule at the beginning of this Agreement. The exercise schedule shall be cumulative; thus, to the extent the Option has not already been exercised and has not expired, terminated, or been canceled, the Optionee may at any time, and from time to time, purchase any portion of the Shares then purchasable under the exercise schedule.

      This Option may be exercised in full (notwithstanding the exercise schedule) under the circumstances described in Section 8 of this Agreement if it has not expired prior thereto.

5. EXPIRATION. This Option shall expire at 4:00 p.m. Central Time on the earliest of:

            (a) the expiration date specified at the beginning of this Agreement (which date may not be later than ten years after the date of grant or, if the Optionee owns or is deemed to own stock possessing more than 10% of the combined voting power of all classes of stock of the Company, five years after the date of grant);

            (b) the last day of the period as of or following the termination of employment of the Optionee during which this Option can be exercised (as specified in Section 7 of this Agreement); or

            (c) the date (if any) fixed for cancellation pursuant to Section 8 of this Agreement.

      No one may exercise this Option after it has expired, notwithstanding any other provision of this Agreement.

6.    PROCEDURE TO EXERCISE OPTION.

      Notice of Exercise. Subject to the terms of this Agreement, this Option may be exercised by delivering written notice of exercise to the Company at its headquarters in the form

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   *  Unless the context indicates otherwise, capitalized terms that are not defined in this Agreement have the meanings set forth in the Plan as it currently exists or as it may be amended in the future.

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      attached to this Agreement or a similar form containing substantially the same information and addressed or delivered to the President. The notice shall state the election to exercise the Option, the number of Shares to be purchased, and shall be signed by the person exercising this Option. If the person exercising this Option is not the Optionee, he or she also must submit appropriate proof of his or her right to exercise this Option.

      Tender of Payment. Any notice of exercise shall be accompanied by:

                        (a) payment (by check, bank draft, or money order
                  payable to the Company) of the full purchase price of the Shares being purchased;

            (b) To the extent permitted by law, a broker-assisted cashless exercise in which the Optionee irrevocably instructs a broker to deliver proceeds of a sale of all or a portion of the Shares to be issued pursuant to the exercise (or a loan secured by such Shares) to the Company in payment of the purchase price of such Shares;

            (c) By delivery to the Company of unencumbered Shares having an aggregate Fair Market Value (as defined in the Plan) on the date of exercise equal to the purchase price of such Shares; or

                        (d) any combination of (a), (b), or (c).

      Notwithstanding the other terms of this subparagraph, the Optionee shall not be permitted to pay any portion of the purchase price of the Shares being purchased with Shares if the Committee believes that payment in such manner is undesirable.

      Delivery of Certificates. As soon as practicable after the Company receives a properly executed notice and the purchase price provided for above, it shall deliver to the person exercising the Option, in the name of such person, one or more certificates representing the Shares being purchased. The Company shall pay any original issue or transfer taxes with respect to the issue or transfer of the Shares and all fees and expenses incurred by it in connection therewith. All Shares so issued shall be fully paid and nonassessable. Notwithstanding anything to the contrary in this Agreement, the Company shall not be required to issue or deliver any Shares before the completion of such registration or other qualification of such Shares under any state law, rule, or regulation as the Company determines to be necessary or desirable.

7. EMPLOYMENT REQUIREMENT. This Option may be exercised only while the Optionee remains employed with the Company or an Affiliate, and only if the Optionee has been continuously so employed since the date of this Agreement; provided that:

      (a) This Option may be exercised for three months following the day the Optionee's employment by the Company ceases if such cessation of employment is for a reason other than death or disability, but only to the extent that it was exercisable immediately prior to termination of employment.

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      (b)   This Option may be exercised in full within one year after the
            Optionee's employment by the Company ceases if such cessation of employment is because of death, and the Optionee's employment by the Company has been continuous between the date of this Option and a date not more than three months prior to death.

      (c) This Option may be exercised in full within one year after the Optionee's employment by the Company ceases if such cessation of employment is because of disability, and Optionee's employment by the Company has been continuous between the date of this Option and the date of such disability.

      (d) If the Optionee's employment terminates after a declaration made pursuant to Section 8 of this Agreement, this Option may be exercised at any time permitted by such declaration.

            Notwithstanding the above, this Option may not be exercised after it has expired.

8.    ACCELERATION OF OPTION.

      Disability. This Option may be exercised in full (notwithstanding the exercise schedule) if the Optionee's employment with the Company or an Affiliate terminates because of disability, and Optionee's employment by the Company or its Affiliates has been continuous between the date of this Option and the date of such disability.

      Death. This Option may be exercised in full (notwithstanding the exercise schedule) if the Optionee dies while employed by the Company or an Affiliate, and the Optionee's employment by the Company or its Affiliates has been continuous between the date of this Option and a date not more than three months prior to death.

      Fundamental Change. At least 10 days before a Fundamental Change, the Committee may, but shall not be obligated to, declare, and provide written notice to the Optionee of the declaration, that this Option shall be cancelled at the time of, or immediately before the occurrence of, the Fundamental Change (unless it is exercised before the Fundamental Change) in exchange for payment to the Optionee, within 10 days after the Fundamental Change, of cash equal to the amount, for each Share covered by the cancelled Option, by which the event proceeds per share (as defined below) exceeds the exercise price per Share covered by this Option. This Option may be exercised in full (notwithstanding the exercise schedule) at any time after such declaration and before the time of cancellation of this Option. This Option, to the extent it has not been exercised before the Fundamental Change, shall be cancelled at the time of, or immediately before, the Fundamental Change, as provided in the declaration, and this Agreement shall terminate at the time of such cancellation, subject to the payment obligations of the Company provided in this paragraph. Notwithstanding the foregoing, no person holding an Option shall be entitled to the payment or vesting provided for in this Section 8 if the Option has terminated, expired, or been cancelled pursuant to this Agreement.

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      In the case of a Fundamental Change that consists of the merger or consolidation or statutory share exchange, the Committee, instead of the declaration above, may make appropriate provision for the protection of this Option by the substitution, in lieu of this Option, of an option to purchase appropriate voting common stock or appropriate voting common stock of the corporation surviving any such merger or consolidation or, if appropriate, the parent corporation of the Company or such surviving corporation.

      For purposes of the preceding paragraphs, the "event proceeds per share" is the cash plus the fair market value (as determined in good faith by the Committee) of the non-cash consideration to be received per Share by the shareholders of the Company upon the occurrence of the Fundamental Change.

9. LIMITATION ON TRANSFER. While the Optionee is alive, only the Optionee (or his or her legal representative) may exercise this Option. This Option may not be assigned or transferred other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of ERISA, or the rules thereunder, and shall not be subject to pledge, hypothecation, execution, attachment, or similar process. Any attempt to assign, transfer, pledge, hypothecate, or otherwise dispose of this Option contrary to the provisions hereof, and the levy of any attachment or similar process upon this Option, shall be void.

10. NO STOCKHOLDER RIGHTS BEFORE EXERCISE. No person shall have any of the rights of a stockholder of the Company with respect to any Share subject to this Option until the Share actually is issued to him upon exercise of this Option.

11. DISCRETIONARY ADJUSTMENT. The Committee may make appropriate adjustments in the number of Shares subject to this Option and in the purchase price per Share to give effect to any adjustments made in the number of outstanding Shares through a Fundamental Change, recapitalization, reclassification, stock dividend, stock split, stock combination or other relevant change; provided that, fractional Shares shall be rounded to the nearest whole Share.

12. TAX WITHHOLDING. Delivery of Shares upon exercise of this Option shall be subject to any required withholding taxes. As a condition precedent to receiving Shares upon exercise of this Option, the Optionee may be required to pay to the Company, in accordance with the provisions of the Plan, an amount equal to the amount of any required withholdings.

13. INTERPRETATION OF THIS AGREEMENT. All decisions and interpretations made by the Committee with regard to any question arising hereunder or under the Plan shall be binding and conclusive upon the Company and the Optionee. If there is any inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall govern.

14. DISCONTINUANCE OF EMPLOYMENT. This Agreement shall not give the Optionee a right to continued employment with the Company or any Affiliate, and the Company or Affiliate employing the Optionee may terminate his or her employment and otherwise deal with the Optionee without regard to the effect it may have upon him under this Agreement.

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15.   OBLIGATION TO RESERVE SUFFICIENT SHARES. The Company shall at all times during the term of this Option reserve and keep available a sufficient number of Shares to satisfy this Agreement.

16. BINDING EFFECT. This Agreement shall be binding in all respects on the heirs, representatives, successors and assigns of the Optionee.

17. CHOICE OF LAW. This Agreement is entered into under the laws of the State of Delaware and shall be construed and interpreted thereunder (without regard to its conflict-of-law principles).

18. ENTIRE AGREEMENT. This Agreement and the Plan set forth the entire agreement and understanding of the parties hereto with respect to the grant and exercise of this Option and the administration of the Plan and supersede all prior agreements, arrangements, plans, and understandings relating to the grant and exercise of this Option and the administration of the Plan.

19. AMENDMENT AND WAIVER. Except as provided in the Plan, this Agreement may be amended, waived, modified, or canceled only by a written instrument executed by the parties or, in the case of a waiver, by the party waiving compliance.

20. ACKNOWLEDGMENT OF RECEIPT OF COPY. By execution hereof, the Optionee acknowledges having received a copy of the Plan.

      IN WITNESS WHEREOF, the Optionee and the Company have executed this Agreement as of the ___ day of _______________, 2004.

HMN FINANCIAL, INC.                          OPTIONEE

By ________________________________          ___________________________________
   Its ____________________________          Optionee

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                                                                    ATTACHMENT 1

                       _________________________, ________

HMN Financial, Inc.
1016 Civic Center Drive Northwest
Rochester, MN 55901
Attention: President

Ladies and Gentlemen:

      I hereby exercise the following option (the "Option") granted to me with respect to the number of shares of Common Stock, par value $0.01 ("Shares"), of HMN Financial, Inc. (the "Company"), indicated below:

            NAME:                                   ____________________________

            DATE OF GRANT OF OPTION:                ____________________________

            EXERCISE PRICE PER SHARE:               ____________________________

            NUMBER OF SHARES WITH RESPECT TO
            WHICH THE OPTION IS HEREBY EXERCISED:   ____________________________

            TOTAL EXERCISE PRICE:                   ____________________________

            [ ]    Enclosed with this letter is a check, bank draft or money
            order in the amount of the Total Exercise Price.

            [ ]    I hereby agree to pay the Total Exercise Price within five business days of the date hereof and, as stated in the attached Broker's Letter, I have delivered irrevocable instructions to __________________________________ to promptly deliver to the
            Company the amount of sale or loan proceeds from the Shares to be issued pursuant to this exercise necessary to satisfy my obligation hereunder to pay the Total Exercise Price.

            [ ]    Enclosed with this letter is a certificate evidencing
            unencumbered Shares (duly endorsed in blank) having an aggregate Fair Market Value equal to or in excess of the Total Exercise Price.

      If I am enclosing Shares with this letter, I hereby represent and warrant that I am the owner of such Shares free and clear of all liens, security interests and other restrictions or encumbrances. I agree that I will pay any required withholding taxes in connection with this exercise.

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      Please issue a certificate (the "Certificate") for the number of Shares with respect to which the Option is being exercised in the name of the person indicated below and deliver the Certificate to the address indicated below:

            NAME IN WHICH TO ISSUE CERTIFICATE:     ____________________________

            ADDRESS TO WHICH CERTIFICATE SHOULD
            BE DELIVERED:                           ____________________________
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________

            PRINCIPAL MAILING ADDRESS FOR HOLDER
            OF THE CERTIFICATE (IF DIFFERENT
            FROM ABOVE):                            ____________________________
                                                    ____________________________
                                                    ____________________________
                                                    ____________________________

                                                 Very truly yours,

                                                 _______________________________
                                                 Signature

                                                 _______________________________
                                                 Name, please print

                                                 _______________________________
                                                 Social Security Number

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                         _____________________, ________

HMN Financial, Inc.
1016 Civic Center Drive Northwest
Rochester, MN 55901
Attention: President

Ladies and Gentlemen:

            NAME OF OPTIONEE:                       ____________________________

            DATE OF GRANT OF OPTION:                ____________________________

            EXERCISE PRICE PER SHARE:               ____________________________

            NUMBER OF SHARES WITH RESPECT TO
            WHICH THE OPTION IS TO BE EXERCISED:    ____________________________

            TOTAL EXERCISE PRICE:                   ____________________________

      The above Optionee has requested that we finance the exercise of the above Option to purchase Shares of common stock of HMN Financial, Inc. (the "Company") and has given us irrevocable instructions to promptly deliver to the Company the amount of sale or loan proceeds from the Shares to be issued pursuant to such exercise to satisfy the Optionee's obligation to pay the Total Exercise Price.

                                            Very truly yours,

                                            ____________________________________
                                            Broker Name

                                            By _________________________________

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